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                                                                   Exhibit 10.17

                              [Sepracor letterhead]

                         CONSULTING AGREEMENT AMENDMENT

        This amendment, effective as of January 1, 1997 is between SEPRACOR Inc. ("SEPRACOR"), a Delaware Corporation having its principal office at 111 Locke Drive, Ste. 2, Marlborough, MA 0152, and Alan Steigrod, 601 Lido Park Drive, #7A, Newport Beach, CA 92663 ("CONSULTANT").

        WHEREAS, SEPRACOR wishes to engage the continued services of CONSULTANT in the area of company acquisitions, upper respiratory markets, and speciality sales and marketing capabilities and organizations ("FIELD"); and

        WHEREAS, CONSULTANT wishes to provide contract services to SEPRACOR:

        THEREFORE, SEPRACOR and CONSULTANT agree that:

Existing, written Consulting Agreement between SEPRACOR and CONSULTANT, signed on September 1, 1996, is hereby amended as follows:

1. The term of the Consulting Agreement shall be extended to run until December 31, 1997, unless sooner terminated in accordance with the provisions of Section 9 thereof. It may be further extended for additional periods of time as agreed by the mutual written consent of SEPRACOR and CONSULTANT.

2. During the extended term, CONSULTANT's compensation will be at a rate of $250.00 per hour, not to exceed $2000.00 per day, with a maximum of $42,000.00 during the extended term in consideration for consulting services provided on behalf of SEPRACOR.

3. Subject to the above, all other terms of the Consulting Agreement shall remain in full force and effect without any further additions or amendments.

SEPRACOR INC.                          ALAN A. STEIGROD

By:    /s/ David S. Barlow             By:/s/ Alan A. Steigrod
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Name:  David S. Barlow                 Name:  Alan A. Steigrod
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Title: President, Pharmaceuticals      Title: Consultant
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Date:                                  Date:
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